Summary Prospectus

Alpine Foundation Fund
Trading Symbol Institutional Class: ADBYX
Trading Symbol Class A: ADABX
February 28, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Alpine Foundation Fund (the “Foundation Fund”) seeks capital appreciation. Reasonable income and conservation of capital are secondary investment objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.16%(1)	0.16%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.44%	1.19%

(1)	“Other Expenses” for Class A Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$980	$1,293	$2,179
Institutional Class	$221	$378	$655	$1,445

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Foundation Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S. companies and high quality fixed income securities. The equity securities in which the Foundation Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Foundation Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential. The fixed income securities in which the Foundation Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments.

The Foundation Fund may invest up to 15% of the value its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

Allocation of the Foundation Fund’s assets among different types of investments will vary from time to time depending on prevailing economic and market conditions, including (without any emphasis on any one particular condition): inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. Under normal circumstances, the Foundation Fund invests no less than 25% of its net assets in fixed income securities. The Foundation Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the appraisal of market and economic conditions by Alpine Woods Capital Investors, LLC (the “Adviser”). For instance, the Foundation Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Foundation Fund may invest up to 75% of its net assets in equity securities. Additionally, the Foundation Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Foundation Fund invests in equity securities that offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in the company’s management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.

With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Foundation Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Foundation Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard and Poor’s Rating Services ("S&P") or by Moody’s Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of comparable quality by the Adviser. The Foundation Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by S&P or by Moody’s; this limit does not apply to convertible debt securities. The Foundation Fund may also invest in equity options, stock index options, futures contracts and options on futures. The Foundation Fund invests in these instruments for hedging and other non-speculative purposes.

Principal Investment Risks

An investment in the Foundation Fund, like any investment, is subject to certain risks. The value of the Foundation Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Foundation Fund’s shares to increase or decrease. You could lose money on an investment. By itself, the Foundation Fund does not constitute a balanced investment program.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

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Government Securities Risk  — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

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Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

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Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

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Micro Capitalization Company Risk — The Fund may invest in the stocks of micro-cap companies with capitalizations under $100 million. Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies. Accordingly, the stocks of micro-cap companies may be more volatile and more thinly traded, and therefore more illiquid, than stocks of companies with larger capitalizations.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Performance

The bar chart below shows how the Foundation Fund has performed and provides some indication of the risks of investing in the Foundation Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund for full calendar years. The Class A Shares of the Fund were not issued prior to December 30, 2011, and therefore no performance information is available. The historical performance of the Institutional Class (formerly known as the Investor Class) is used to calculate the performance for Class A Shares. Both Institutional Class and Class A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table below it compares the performance of the Foundation Fund over time to the Foundation Fund’s benchmark index. The chart and table assume reinvestment of dividends and distributions. To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future.  To the extent the Fund engaged in leverage, this may have affected performance.  Past performance (before and after taxes) does not indicate how the Foundation Fund will perform in the future. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Foundation Fund
Calendar Year Total Returns as of 12/31 of Each Year
Institutional Class

Best and Worst Quarter Results During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
15.45%	6/30/03	(15.08)%	12/31/08

 Average Annual Total Returns
(For the periods ending December 31, 2011)
Alpine Foundation Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception 6/7/01
Return Before Taxes	0.96%	(1.59)%	3.87%	4.12%
Return After Taxes on Distributions	0.59%	(2.13)%	3.18%	3.42%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	(1.43)%	3.19%	3.39%

S&P 500 Index	2.11%	(0.25)%	2.92%	1.86%
(reflects no deduction for fees, expenses or taxes)

Lipper Mixed-Asset Target Allocation Growth Funds Average	(1.30)%	0.63%	3.80%	3.04%
(reflects no deduction for fees, expenses or taxes)

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser, and Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have each managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.